Filed pursuant to Rule 497(e)

under the Securities Act of 1933,

as amended Securities Act File

No. 333-141120

FUNDVANTAGE TRUST

Polen U.S. Small Company Growth Fund

Supplement dated January 9, 2026 to the Prospectus (the “Prospectus”) and Statement of Additional Information (“SAI”)

of Polen U.S. Small Company Growth Fund (the “Fund”) dated September 1, 2025

Change to the Fund’s Name

Effective January 9, 2026, the Fund’s name was changed from “Polen U.S. Small Company Growth Fund” to “Polen 5Perspectives Small Growth Fund” and all references in the Prospectus and SAI are hereby changed to the new name as of that date. There have been no changes to the Fund’s investment objective or principal investment strategies in connection with the name change.

Change to the Fund’s Sub-Classification

The Fund’s sub-classification has changed from “non-diversified” to “diversified.” In accordance with the foregoing, the first sentence of the fifth paragraph in the Fund’s summary of principal investment strategies is hereby deleted in its entirety. Further, all references to the Fund as “non-diversified” are hereby deleted in their entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.